USCF Daily Target 2X Copper Index ETF (CPXR)

(the “Fund”)

listed on NYSE Arca, Inc.

April 17, 2025

Supplement to the Prospectus,

dated January 17, 2025

Effective immediately, the following disclosure is added to the “Additional Notices” section of the Prospectus:

“The Index and associated trademarks, service marks and trade names are the exclusive property of SummerHaven, which has licensed the Index and marks for use by the Adviser in connection with the Fund.  SummerHaven is solely responsible for determining the investments included in, and the calculation of, the Index.  Neither SummerHaven nor its affiliates make any representations regarding the appropriateness of the Fund’s investments for the purpose of tracking the performance of the Index or otherwise.”

Please retain this Supplement for future reference.